UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Avenue Income Credit Strategies Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Avenue Income Credit Strategies Fund

399 Park Avenue, 6th Floor
New York, NY 10022

March 31, 2017

Dear Shareholder:

We are writing to inform you of the upcoming annual meeting of shareholders (the "Shareholders") of the Avenue Income Credit Strategies Fund, a Delaware statutory trust (the "Fund"), scheduled to be held on May 11, 2017 (the "Annual Meeting") to elect two Trustees to the Board of Trustees (the "Board") to serve for three-year terms to expire at the 2020 annual meeting of Shareholders and until their successors have been duly elected and qualified. This proposal is discussed in more detail in the Fund's proxy statement, which you should read carefully. The Board believes that this proposal is in the best interests of the Fund and its Shareholders, and unanimously recommends that you vote "FOR" the election of Joel Tomas Citron and Randolph Takian as Class III Trustees.

If you are a Shareholder of record as of the close of business on March 22, 2017, you are entitled to vote at the Annual Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Annual Meeting, we expect that most Shareholders will cast their votes by filling out and signing the proxy card. The Board has recommended the election of Messrs. Citron and Takian as Class III Trustees and encourages you to vote "FOR" their election. If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund at 1-866-857-2624. Whether or not you are planning to attend the Annual Meeting, we need your vote. Please mark, sign, and date the proxy card and promptly return it, so that the maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

  Sincerely,

  AVENUE INCOME CREDIT STRATEGIES FUND

  Randy Takian
  President and Principal Executive Officer

Avenue Income Credit Strategies Fund
399 Park Avenue, 6th Floor
New York, NY 10022

NOTICE OF ANNUAL MEETING
TO BE HELD MAY 11, 2017

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of Shareholders to be held on May 11, 2017: The proxy statement (the "Proxy Statement") of the Fund is available at www.avenuecapital.com/mutualstrategy.aspx. On this site, you will be able to access the Proxy Statement for the annual meeting and any amendments or supplements to the foregoing material required to be furnished to shareholders.

To the shareholders (the "Shareholders") of the Avenue Income Credit Strategies Fund, a Delaware statutory trust (the "Fund"):

Notice is hereby given that the annual meeting (the "Annual Meeting") of Shareholders of the Fund will be held on May 11, 2017, at 8:00 a.m., Eastern Time, at the offices of Dechert LLP located at 1095 Avenue of the Americas, New York, New York 10036. At the Annual Meeting, you and the other Shareholders of the Fund will be asked to consider and vote on:

1.  The election of two Class III Trustees to the Board of Trustees, each for a term of three years to expire at the 2020 annual meeting of Shareholders, or special meeting in lieu thereof, and until their successors have been duly elected and qualified.

2.  The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The proposal is discussed in greater detail in the Fund's Proxy Statement. Shareholders of record at the close of business on March 22, 2017 are entitled to notice of, and to vote at, the Annual Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign and return promptly the proxy card, so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or by voting at the Annual Meeting.

  By Order of the Board of Trustees

  Randy Takian
  President and Principal Executive Officer

March 31, 2017

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE PROXY CARD. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE ANNUAL MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATIONS	VALID SIGNATURES

Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

Avenue Income Credit Strategies Fund
399 Park Avenue, 6th Floor
New York, NY 10022

PROXY STATEMENT
March 31, 2017

This proxy statement ("Proxy Statement") is being furnished by the Board of Trustees (the "Board") of the Avenue Income Credit Strategies Fund (the "Fund"), to the shareholders (the "Shareholders") of the Fund, in connection with the Fund's solicitation of Shareholders' proxies for use at its annual meeting (the "Annual Meeting") scheduled to be held on May 11, 2017, at 8:00 a.m., Eastern Time, at the offices of Dechert LLP located at 1095 Avenue of the Americas, New York, New York 10036 for the purposes set forth below and in the accompanying Notice of Annual Meeting. This Proxy Statement and form of proxy card was mailed to registered Shareholders on or about March 31, 2017 and is available on the internet at www.avenuecapital.com/mutualstrategy.aspx. At the Annual Meeting, the Shareholders will be asked to vote on:

1.  The election of two Class III Trustees to the Board, each for a term of three years to expire at the 2020 annual meeting of Shareholders, or special meeting in lieu thereof, and until their successors have been duly elected and qualified.

2.  The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date/ Shareholders Entitled to Vote. The Fund is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The record holders of outstanding common shares of beneficial interest, par value $0.001 per common share (the "Shares") of the Fund are entitled to vote one vote per Share (and a fractional vote per fractional Share) on all matters presented at the Annual Meeting. Shareholders of the Fund at the close of business on March 22, 2017 will be entitled to be present and vote at the Annual Meeting. As of that date, there were 13,074,072 Shares of the Fund outstanding and entitled to vote.

Voting Proxies. Whether you expect to be personally present at the Annual Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote "FOR" the election of Messrs. Citron and Takian and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Fund, Ty Oyer, c/o Avenue Income Credit Strategies Fund, 399 Park Avenue 6th Floor, New York, NY 10022, or in person at the time of the Annual Meeting. If not so revoked, the Shares represented by the proxy will be voted at the Annual Meeting, and any adjournments or postponements thereof, as instructed. Attendance by a Shareholder at the Annual Meeting does not, in itself, revoke a proxy.

The Fund expects that broker-dealer firms holding Shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to cast their votes on the proposal before the Annual Meeting. The Fund understands that under the rules of the New York Stock Exchange, broker-dealers may, without instructions from such customers, clients and beneficial Shareholders, grant authority to the proxies designated by the Fund to vote on the election of a Trustee if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over Shares held in their name for which no instructions are received by voting such Shares in the same proportion as they have voted Shares for which they have received instructions.

The election of a Trustee to the Board requires the affirmative vote of a plurality of the Shares entitled to vote for the election of such Trustee present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as Shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of Messrs. Citron and Takian as Class III Trustees (except to the extent they cause a quorum to be present). All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon. Proxies received prior to the Annual Meeting on which no vote is indicated will be voted "FOR" the election of Messrs. Citron and Takian as Class III Trustees.

Quorum Required to Hold Annual Meeting. In order to transact business at the Annual Meeting, a "quorum" must be present. Under the Fund's Amended and Restated Agreement and Declaration of Trust (the "Charter"), a quorum is constituted by the presence in person or by proxy of one-third (1/3) of the Shares entitled to vote which, for the avoidance of doubt, will include Shares held by brokers who provide votes and/or non-votes as to all matters.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be treated as votes cast at the Annual Meeting. Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality or majority of votes cast for approval (except to the extent they cause a quorum to be present), but will have the same effect as a vote "against" on proposals requiring any percentage of the outstanding voting Shares of the Fund for approval.

If a quorum of Shareholders is not present at the Annual Meeting, or if a quorum is present but sufficient votes to elect either Messrs. Citron or Takian as a Class III Trustee are not received, a majority of the Shareholders present at the Annual Meeting or the persons named as proxies shall have the power, but are under no obligation, to propose and approve an adjournment of the Annual Meeting, without further notice to shareholders entitled to vote at the Annual Meeting, until such quorum shall be present or in order to solicit additional votes. If the Annual Meeting is adjourned to a date more than one hundred twenty (120) days after the original record date set for the Annual Meeting (i.e., 120 days after March 22, 2017), written notice of such an adjournment stating the place, date and hour thereof, and in the case of a special meeting, specifying the purpose or purposes thereof, shall be given to each Shareholder entitled to vote thereat, at least seven (7) days prior to the Annual Meeting. With respect to the election of Messrs. Citron and Takian as Class III Trustees, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the election, and vote against adjournment all proxies that voted against such election. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above. Any business that might have been transacted at the Annual Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Fund primarily via the internet or in some cases by mail. In addition, the Fund has retained Georgeson LLC to assist in the solicitation of proxies for a fee of $1,500 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures. Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, Avenue Capital Management II, L.P., the Fund's investment adviser (the "Adviser"), or State Street Bank and Trust Company, the Fund's administrator ("State Street"), who will not be paid for these services. The Fund, the Adviser or State Street may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Shares of the Fund held of record by such persons. If requested, the Fund shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold Shares of the Fund.

Delivery of Proxy to Shareholders Sharing an Address. Only one Notice or Proxy Statement is being delivered to multiple Shareholders sharing the same address. If requested, the Fund shall promptly provide a Proxy Statement to each Shareholder sharing an address. Such Shareholders requesting individual Proxy Statements may call 1-866-857-2624 or write to Georgeson LLC at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104 to place their request.

PROPOSAL

ELECTION OF TRUSTEES

Background. The Fund's By-Laws provide that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present Trustees of the Fund (each, a "Trustee") in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class III, 2017; Class I, 2018; and Class II, 2019. At each subsequent annual election, Trustees chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund because staggered terms delay the replacement of a majority of the Board.

At the Annual Meeting, Shareholders will be asked to vote for the election of Messrs. Citron and Takian, to serve as Class III Trustees for terms of three years to expire at the 2020 annual meeting and until their successors are duly elected and qualified.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon. Proxies received prior to the Annual Meeting on which no vote is indicated will be voted "FOR" each proposal as to which they are entitled to be voted.

Messrs. Citron and Takian have each consented to be named in this Proxy Statement and have each agreed to serve if elected. If Messrs. Citron and Takian should be unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the nominating committee of the Fund (the "Nominating Committee").

Information Concerning the Nominee/Trustees. The following table sets forth information about Messrs. Citron and Takian and each currently-elected member of the Board, including his/her name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment and other directorships held during the past five years. Mr. Citron, Ms. Julie Dien Ledoux and Mr. Darren Thompson are not considered to be "interested persons" of the Fund within the meaning of the Investment Company Act (each, an "Independent Trustee," and collectively, the "Independent Trustees"). Mr. Takian is considered to be an "interested person" of the Fund within the meaning of the Investment Company Act. The terms of the Class I and Class II Trustees do not expire this year.

Nominee/Interested Trustee(1)(2)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Randolph Takian (42) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Class III Trustee serving until 2017, Since October 2010	Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (since 2015); President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (since 2012); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010).	2	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Nominee/Independent Trustee(1)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by trustee	Other Directorships Held by Trustee During the Past Five Years
Joel Citron (54) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee (Chairman)	Class III Trustee serving until 2017, Since December 2010	Chairman of the Board of Trustees of Avenue Mutual Funds Trust (since 2012); Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008).	2

Director of Boulevard Acquisition Corp. II, a blank check company, and an affiliate of Avenue Capital Group (since 2015); Director of Evolution Gaming AB, an online gaming developer (since 2015); Director of Hello Products LLC, a consumer package goods company (since 2013); Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Attivio, Inc., a software company (since 2009); Board Member of the Birthright Israel Foundation; Director of Starfall Education Foundation; Board of Councilors Member of Shoah Foundation at the University of Southern California. Formerly, Chairman of Oasimia AB, a Swedish publicly traded biotech company (from 2011 to 2015); and Director of Boulevard Acquisition Corp., a blank check company and an affiliate of Avenue Capital Group (from 2014 to 2015).

Independent Trustees(1)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by trustee	Other Directorships Held by Trustee During the Past Five Years
Julie Dien Ledoux (47) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Class II Trustee serving until 2019, Since December 2010	Trustee of Avenue Mutual Funds Trust (since 2012).	2	Board Member and on the Executive Committee of Treadwell Farms Historic District Association f/k/a East Sixties Property Owners Association, a non-profit neighborhood group.
Darren Thompson (53) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Class I Trustee serving until 2018, Since December 2010	Trustee of Avenue Mutual Funds Trust (since 2012); Chief Financial Officer, Spruce Finance Inc. (financing provider for solar and home efficiency improvements) (since 2016); Senior Adviser, RailField Realty Partners, LLC (private investment and advisory firm) (since 2012). Formerly, Executive Vice President of Strategy and Chief Financial Officer, B2R Finance, L.P. (a commercial real estate financing provider) (2015-2016).	2

Director of Boulevard Acquisition Corp. II, a blank check company, and an affiliate of Avenue Capital Group (since 2015). Formerly, a Director of Boulevard Acquisition Corp., a blank check company, and an affiliate of Avenue Capital Group (from 2014 to 2015).

(1)  "Independent trustees" are those trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and "interested trustees" are those trustees who are "interested persons" of the Fund.

(2)  Mr. Takian is an "interested trustee" due to his employment with the Adviser.

EXECUTIVE OFFICERS

The current executive officers of the Fund, in addition to Mr. Takian, include the following:

Principal Officers who are not Trustees

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Stephen M. Atkins (51) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012	Treasurer and Chief Financial Officer of Avenue Mutual Funds Trust (since 2012); Senior Vice President of Avenue Capital Group, an investment management firm (since 2010).
Jeffrey J. Gary (54) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since September 2012

Vice President of Avenue Mutual Funds Trust (since 2012); Portfolio Manager of Avenue Income Credit Strategies Fund (since 2012); Senior Portfolio Manager of Avenue Capital Group, an investment management firm (since 2012).

Ty Oyer (45) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since December 2010	Secretary of Avenue Mutual Funds Trust (since 2012); Deputy Chief Compliance Officer (since 2011) and Compliance Manager of Avenue Capital Group, an investment management firm (since 2008).
Eric Ross (47) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since December 2010	Chief Compliance Officer of Avenue Mutual Funds Trust (since 2012); Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006).

Qualifications of Board of Trustees. The Trustees were selected to join the Board based upon the following as to each Trustee: his/her character and integrity; such person's business and/or financial experience; such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee. No factor, by itself, was controlling.

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board also believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion.

Mr. Takian brings to the Board of Trustees over 17 years of product development, marketing and management experience in the investment management industry. Prior to joining Avenue in 2010, Mr. Takian held various roles within Morgan Stanley Investment Management (MSIM), most recently as Managing Director and Head of Americas for distribution, product and marketing as well as their Corporate Development team. In connection with his positions at MSIM, Mr. Takian also gained experience as an officer and director for registered open end funds. Prior to joining Morgan Stanley in 2006, Mr. Takian led the strategy and mergers and acquisitions group for the Global Wealth and Investment Management businesses at Bank of America. Mr. Takian brings to the Fund management, marketing and product development experience with respect to both alternative and retail investment products.

Mr. Citron brings to the Board of Trustees over 30 years of investment and managerial experience. Mr. Citron is Chief Investment Officer and Managing Member of a private investment firm, and Chief Executive Officer of an affiliated holding company. Mr. Citron has served also in similar capacities in the past for hedge funds and private equity firms. Further, Mr. Citron has served as Chairman of private and public companies in the United States and Europe. Mr. Citron also serves on the board of non-profit organizations. Mr. Citron offers the Fund a Chairman who thoroughly understands the operations of an investment vehicle, and also provides more general managerial and board oversight experience.

Mr. Thompson brings to the Board of Trustees over 30 years of management and financial experience. Mr. Thompson is the Chief Financial Officer of Spruce Finance Inc., a consumer finance company, and Senior Adviser at a private investment and advisory firm, RailField Realty Partners, LLC. Mr. Thompson's prior positions include those of Managing Director and Principal, at the investment banks of Goldman Sachs and Morgan Stanley, respectively. In addition, Mr. Thompson held senior management positions at the Federal National Mortgage Association. Importantly, Mr. Thompson was also Chief Financial Officer of B2R Finance, L.P. and Revolution Money Inc., the latter of which was later acquired by American Express. In those capacities, Mr. Thompson, among other things, was in charge of accounting and control, capital raising and finance functions at those companies. Mr. Thompson brings significant financial expertise to the Fund.

Ms. Dien Ledoux brings to the Board of Trustees nearly 23 years of relevant investment and financial experience. Ms. Dien Ledoux was formerly an analyst and later portfolio manager with Avenue Capital Group, where she focused on distressed investing. During her tenure there, she was responsible for assisting with the direction of the investment activities of the multi-billion dollar Avenue U.S. strategy funds. Prior to joining Avenue, Ms. Dien Ledoux was a Vice President at Banco Santander/Santander Investment and a senior member of a group responsible for managing proprietary capital invested in high yield, distressed debt and special situations. Previously, she was also an analyst with several firms. Ms. Dien Ledoux brings to the Fund a keen understanding of its investments as well as of the operations of the Adviser.

References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the "SEC"), do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board as a whole.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act and other applicable federal, state and securities and other laws, and the Fund's Charter and By-Laws. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Trustees also regularly meet outside the presence of any representatives of the Adviser. As described below, the Board has established two standing committees, an audit committee and a nominating committee. Each of the Board's committees are composed solely of "independent trustees," which is defined for purposes hereof as trustees who: (1) are not "interested persons" of the Fund as defined by the Investment Company Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange listing standards. The responsibilities of each committee, including its oversight responsibilities, are described further below.

The Board's audit committee (the "Audit Committee") consists of Mr. Citron, Ms. Dien Ledoux and Mr. Thompson, the chairman. Among other things, the Audit Committee makes recommendations to the Board concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. Mr. Thompson, an Independent Trustee, has been determined by the Board to be an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K. The Board has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities, a copy of which is attached hereby as Exhibit A. The Audit Committee met four times during the fiscal year ended October 31, 2016.

The Nominating Committee consists of Mr. Citron, Ms. Dien Ledoux, the chairwoman, and Mr. Thompson. The Nominating Committee identifies individuals qualified to serve as Trustees on the Board and on committees of the Board and advises the Board with respect to Board composition, procedures and compensation committees. The Independent Trustees of the Fund select and nominate any other nominee for Independent Trustee for the Fund. While the Nominating Committee is solely responsible for the selection and nomination of the Board, the Nominating Committee shall review and consider nominations for the office of Trustee made by management and by Shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Trustees deem appropriate. The Board has adopted a formal written charter for the Nominating Committee, a copy of which is attached hereby as Exhibit B. The Nominating Committee met four times during the fiscal year ended October 31, 2016.

The Board may establish additional committees as it deems necessary or convenient.

Currently, 75% of the Board, including the Chairman of the Board, are Independent Trustees. Mr. Citron serves as Chairman of the Board. The Chairman serves as a key point person for interaction between management and the Independent Trustees. The Board has determined that its leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

Risk Oversight. As an integral part of its responsibility for oversight of the Fund in the interests of Shareholders, the Board oversees risk management of the Fund's investment program and business affairs. The Board views risk management as an important responsibility of management. Service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund's investment program and business affairs. Oversight of the risk management process is part of the Board's general oversight of the Fund and its service providers.

The Board exercises oversight of the risk management processes through oversight by the full Board. The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity and legal, compliance, conflicts of interest and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, Shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Adviser and affiliates of the Adviser and other service providers to the Fund employ a variety of processes, procedures and controls to seek to identify various of those possible events or circumstances, to seek to lessen the probability of their occurrence and/or to seek to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund's chief compliance officer, as well as various personnel of the Adviser and other service providers such as the Fund's independent accountant, make reports to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Communication to the Trustees. Shareholders may contact the Trustees directly by writing to them at the principal executive offices of the Fund. Such correspondence should be sent to the Trustees, c/o Avenue Capital Management II, L.P., 399 Park Avenue, 6th Floor, New York, New York 10022.

Board and Committee Meetings. The Board held four meetings during the fiscal year ended October 31, 2016, consisting of four quarterly meetings. The Audit Committee held four meetings and the Nominating Committee held four meetings during the fiscal year ended October 31, 2016. Each Committee consists of all three of the Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees. For the fiscal year ended October 31, 2016, each incumbent Trustee attended at least 75% of the meetings of the Board and of the Committees (of which he/she was a member) held during the period for which he/she was a Trustee.

Compensation of Trustees. Under the federal securities laws, the Fund is required to provide to its Shareholders, in connection with the Annual Meeting, information regarding compensation paid to the Trustees by the Fund as well as by the various other U.S. registered investment companies advised by the Adviser during the Fund's prior fiscal year.

Each Independent Trustee currently receives an annual retainer of $20,000. The Chairmen of the Board, Audit Committee and Nominating Committee each receive an additional annual retainer of $2,000 for the Chairman position. In addition, the Trustees receive a fee of $2,000 for each regular Board meeting and $1,000 for each special Board meeting they attend, and $1,000 for each Committee meeting they attend if held separately from a regular Board meeting. Further, the Fund reimburses each Independent Trustee for his or her reasonable out-of-pocket expenses related to service as a Trustee. Currently, the Fund does not have a bonus, profit sharing, pension or retirement plan. The table below sets forth the amount of compensation the Trustees received from the Fund during the fiscal year ended October 31, 2016.

Name of Trustee*	Aggregate Compensation From the Fund	Total Compensation from Fund and Fund Complex Paid to Trustee**
Independent Trustees
Joel Citron	$30,000	$70,000
Julie Dien Ledoux	$30,000	$70,000
Darren Thompson	$30,000	$70,000
Interested Trustee***
Randolph Takian	$0	$0

*  All are current Trustees

**  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund Complex includes the Fund and the Avenue Mutual Funds Trust.

***  No compensation is paid by the Fund to Trustees who are interested persons of the Fund or of any entity of the Adviser or to officers.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination generally require the Fund's Trustees and officers, persons who own more than ten percent (10%) of any class of the Fund's securities, and the Adviser and their affiliated persons, to file reports of ownership and changes in ownership of the Fund's securities with the SEC. Based solely on a review of the reports filed with the SEC, the Fund believes that during the fiscal year ended October 31, 2016, all Section 16(a) filing requirements applicable to Fund officers, Trustees and greater than 10% beneficial owners were met.

Management Ownership. To the knowledge of the Fund's management, as of the close of business on March 22, 2017, the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding Shares of the Fund. The following table sets forth the aggregate dollar range of equity securities of the Fund and of all Funds overseen by each Trustee in the Fund Complex beneficially owned by the Trustees as of December 31, 2016:

Amount Invested Key

A.  None

B.  $1-$10,000

C.  $10,001-$50,000

D.  $50,001-$100,000

E.  over $100,000

Name of Trustee	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustees in Fund Complex
Independent Trustees
Joel Citron	A	A
Julie Dien Ledoux	A	A
Darren Thompson	A	A
Interested Trustee
Randolph Takian	A	A

Trustee Transactions with Fund Affiliates. For Independent Trustees and their family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an Avenue Manager or principal underwriter of the Fund as of December 31, 2016.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Joel Citron	None	N/A	N/A	N/A	N/A
Julie Dien Ledoux*	Self	Avenue Special Situations Fund IV, LP and Avenue Special Situations Fund IV (Parallel), LP	Limited Partnership Interest	$6,747	Approximately 0.005%
Darren Thompson	None	N/A	N/A	N/A	N/A

*  Ms. Dien Ledoux, a former employee of Avenue Capital Management II, L.P., received contractual payments from private funds that are advised by Avenue Capital Management II, L.P. or its affiliates as follows. For the year ended December 31, 2008, Ms. Dien Ledoux received payments of $2,257 from Avenue Special Situations Fund II, L.P., Avenue Special Situations Fund II (Parallel), L.P., Avenue Special Situations Fund III, L.P. and Avenue Special Situations Fund III (Parallel), L.P. For the years ended December 31, 2009 through December 31, 2015, Ms. Dien Ledoux neither received nor accrued any payments from these funds. For the year ended December 31, 2013, Ms. Dien Ledoux received payments of $292,378 from Avenue Special Situations Fund IV, L.P. and Avenue Special Situations Fund IV (Parallel), L.P. For the year ended December 31, 2014, Ms. Dien Ledoux received payments of $16,512 from Avenue Special Situations Fund IV, L.P. and Avenue Special Situations Fund IV (Parallel), L.P. For the years ended December 31, 2015 and 2016, Ms. Dien Ledoux neither received nor accrued any payments from these funds. From inception to December 31, 2016, Ms. Dien Ledoux has received aggregate payments of $1,433,745 from Avenue Special Situations Fund II, L.P., Avenue Special Situations Fund II (Parallel), L.P., Avenue Special Situations Fund III, L.P., Avenue Special Situations Fund III (Parallel), L.P., Avenue Special Situations Fund IV, L.P. and Avenue Special Situations Fund IV (Parallel), L.P. As of December 31, 2016, Ms. Dien Ledoux has $6,747 in accrued carried interest in connection with Avenue Special Situations Fund IV, L.P. and Avenue Special Situations Fund IV (Parallel), L.P.

Required Vote. The election of a Trustee to the Board requires the affirmative vote of a plurality of the Shares entitled to vote for the election of any Trustee, represented in person or by proxy at a meeting of the Shareholders with a quorum present. For purposes of the election of Messrs. Citron and Takian, abstentions and broker non-votes will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of Messrs. Citron and Takian as Class III Trustees.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MESSRS. CITRON AND TAKIAN AS CLASS III TRUSTEES TO THE BOARD OF TRUSTEES. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED "FOR" APPROVAL OF THIS PROPOSAL.

INFORMATION ABOUT THE FUND

The Adviser is Avenue Capital Management II, L.P., 399 Park Ave. 6th Floor, New York, NY 10022. The Fund's administrator, custodian and transfer and dividend disbursing agent is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm. Upon the recommendation of the Audit Committee, the Board, including a majority of Independent Trustees, selected Pricewaterhouse Coopers LLP ("PwC"), 300 Madison Ave., New York, New York, 10017, as independent public accountant for the Fund for the year ending October 31, 2016. Representatives of PwC are not expected to attend the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Fund has engaged PwC to perform audit services, audit-related services, tax services and other services for the current fiscal year. "Audit services" refer to performing an audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services provided to the Fund by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services provided to the Fund by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for the fiscal years ended October 31, 2015 and October 31, 2016 for audit fees, audit-related fees, tax fees and other fees by PwC:

	Aggregate total for fiscal year ended 10/31/15	Aggregate total for fiscal year ended 10/31/16
Audit Fees	$122,375[1]	$130,000[1]
Audit-Related Fees	$0	$0
Tax Fees	$10,900	$11,220
All Other Fees	$0[2]	$0[2]

The Fund's Audit Committee has adopted, and the Fund's Board has approved, an Audit and Non-Audit Services Preapproval Policy (the "Policy"), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Fund when retaining PwC to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval ("General Pre-Approval"), or (2) pursuant to specific pre-approval ("Specific Pre-Approval"). Unless a type of service provided by PwC and the maximum estimated fees therefor have received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee. Under the Policy, the Chairman of the Fund's Audit Committee is authorized to provide specific pre-approval for any audit service or permissible

1  Not including $2,468 and $2,800 in out of pocket expenses, for the fiscal years ended October 31, 2015 and October 31, 2016, respectively.

2  For the fiscal years ended October 31, 2015 and October 31, 2016, PwC did not bill the Fund for fees other than as reported above.

covered service to be provided by PwC, and to approve changes to the scope of pre-approved engagements and to the maximum estimated fees, up to a limit of $20,000 per event. Any maximum estimated fee above such dollar limit must be approved by a majority of the Fund's Audit Committee. The audit-related services, tax services and other non-audit services subject to General Pre-Approval are each subject to a per quarter limitation of $15,000.

All of the audit, audit-related and tax services described above for which PwC billed the Fund fees for the fiscal years ended October 31, 2015 and October 31, 2016 were pre-approved by the Audit Committee pursuant to the Policy.

For the fiscal years ended October 31, 2015 and October 31, 2016, PwC billed aggregate non-audit fees of $4,096,332 and $5,177,346, respectively, to the Adviser and to other entities controlling, controlled by or under common control with the Adviser. The Audit Committee has considered whether the provision of non-audit services that relate directly to the operations and financial reporting of the Fund and were rendered to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved is compatible with maintaining PwC's independence, and has concluded that the provision of such non-audit services by PwC has not compromised its independence.

Audit Committee Report. The Audit Committee has met and held discussions with PwC, the Fund's independent registered public accountant. The independent registered public accountant represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee (i) reviewed and discussed with management the Fund's audited financial statements for the most recently completed fiscal year; (ii) discussed with the Fund's independent registered public accountant the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) obtained from PwC written disclosures and a letter consistent with PCAOB's Rule 3526, "Communication with Audit Committees Concerning Independence," regarding PwC's communications with the Audit Committee concerning independence and describing all relationships between PwC and the Fund that might bear on PwC's independence and discussed with PwC any relationships that may impact PwC's objectivity and independence and satisfied itself as to PwC's independence.

Based upon the Audit Committee's discussions with PwC and the Audit Committee's review of the representations of PwC and the report of PwC to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's annual report for the fiscal year ended October 31, 2016 filed with the SEC.

The members of the Audit Committee are Mr. Citron, Mr. Thompson and Ms. Dien Ledoux.

Information Pertaining to Certain Shareholders. To the knowledge of the Fund's management, as of the close of business on March 22, 2017, the following tables sets forth the beneficial ownership of Shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five percent (5%) of the outstanding Shares of the Fund:

5% or Greater Shareholders*, **
Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
Guggenheim Capital, LLC*** 227 West Monroe Street Chicago, IL 60606	994,771	7.61%	Beneficial
Guggenheim Partners, LLC 227 West Monroe Street Chicago, IL 60606
GI Holdco II, LLC 330 Madison Avenue New York, NY 10017
GI Holdco, LLC 330 Madison Avenue New York, NY 10017
Guggenheim Partners Investment Management Holdings, LLC 330 Madison Avenue New York, NY 10017
Guggenheim Funds Services Holdings, LLC 227 West Monroe Street Chicago, IL 60606
Guggenheim Funds Services, LLC 227 West Monroe Street Chicago, IL 60606
Guggenheim Funds Distributors, LLC 2455 Corporate West Dr. Lisle, IL 60532
Morgan Stanley**** 1585 Broadway New York, NY 10036	802,989	6.1%	Beneficial
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036

5% or Greater Shareholders*, **
Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
First Trust Portfolios L.P.***** 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	779,025	5.96%	Beneficial
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

*  To the knowledge of the Fund's management, as of the close of business on March 22, 2017, the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding Shares of the Fund.

**  The information contained in this table is based on Schedule 13G filings made on or before March 31, 2017.

***  On February 14, 2017, Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II, LLC, GI Holdco, LLC, Guggenheim Partners Investment Management Holdings, LLC, Guggenheim Funds Services Holdings, LLC, Guggenheim Funds Services, LLC and Guggenheim Funds Distributors, LLC filed a Schedule 13G pursuant to Rule 13d-1(b) on behalf of the referenced entities noting their aggregate beneficial holdings in the Fund.

****  On January 9, 2017, Morgan Stanley and Morgan Stanley Smith Barney LLC filed a Schedule 13G pursuant to Rule 13d-1(b) on behalf of the referenced entities noting their aggregate beneficial holdings in the Fund.

*****  On January 24, 2017, First Trust Portfolios L.P., its affiliate First Trust Advisors L.P. and The Charger Corporation filed an amended Schedule 13G pursuant to Rule 13d-1(b) on behalf of the referenced entities noting their aggregate beneficial holdings in the Fund.

INFORMATION ABOUT THE FUND

The Fund is required by federal securities laws to file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Reports to Shareholders. THE MOST RECENT ANNUAL REPORT OF THE FUND, INCLUDING FINANCIAL STATEMENTS, HAS BEEN PREVIOUSLY MAILED TO SHAREHOLDERS. IF YOU HAVE NOT RECEIVED THIS REPORT OR WOULD LIKE TO RECEIVE AN ADDITIONAL COPY FREE OF CHARGE, PLEASE CONTACT AVENUE CAPITAL MANAGEMENT II, L.P., 399 PARK AVE. 6TH FLOOR, NEW YORK, NY 10022, OR 1-877-525-7330, AND IT WILL BE SENT PROMPTLY BY FIRST-CLASS MAIL. THESE REPORTS ARE ALSO AVAILABLE ON THE SEC'S WEBSITE, WWW.SEC.GOV, AND AT WWW.AVENUECAPITAL.COM/MUTUALSTRATEGY.ASPX.

GENERAL INFORMATION

Other Matters to Come Before the Annual Meeting. The Fund's management does not know of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If other business should properly come before the Annual Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. Any Shareholder proposal to be considered for inclusion in the Fund's Proxy Statement and form of proxy card for the annual meeting of Shareholders to be held in 2018 should be received by the Secretary of the Fund no later than December 1, 2017. There are additional requirements regarding proposals of Shareholders, and a Shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials should refer to Rule 14a-8 under the Exchange Act.

Nominations of persons for election as Trustees of the Fund and the proposal of other business to be considered by the Shareholders may be made at an annual meeting of Shareholders only (A) pursuant to the Fund's notice of meeting, (B) by or at the direction of the Board or any authorized committee thereof or (C) by any Shareholder of the Fund who was a Shareholder of record of the Fund at the time the notice required from the Shareholder (as further described below) is delivered to the Secretary of the Fund, who is entitled to vote at the annual meeting on any such business and who complies with the notice procedures set forth in the Fund's By-Laws.

Pursuant to the Fund's By-Laws, for any business to be properly brought before an annual meeting by a Shareholder, including the nomination of persons for election as Trustees of the Fund, the Shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder's notice must be delivered to the Secretary of the Fund at the principal executive offices of the Fund not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Fund. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Shareholder's notice as described above.

Any Shareholder's notice shall set forth as to each matter proposed the items required under the Fund's By-Laws.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE PROXY CARD IS REQUESTED.

Randy Takian, President and Principal Executive Officer

New York, New York
March 31, 2017

Exhibit A

AVENUE INCOME CREDIT STRATEGIES FUND

AUDIT COMMITTEE CHARTER

I.  Audit Committee Membership and Qualifications

The Audit Committee (the "Audit Committee" or "Committee") of Avenue Income Credit Strategies Fund (the "Fund") shall consist of at least three members appointed by the Board of Trustees of the Fund (the "Board"). The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. No member of the Committee may serve on the audit committee of more than three public companies, including the Fund1, unless (i) the Board has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) the Fund makes the required disclosure under Section 303A.07(a) of the New York Stock Exchange Listed Company Manual. The Committee's composition shall meet such other regulatory requirements relating to audit committees established from time to time by the U.S. Securities and Exchange Commission, the New York Stock Exchange and any other applicable governmental entity or self-regulatory organization or law to which the Fund is subject.

The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

II.  Purposes of the Audit Committee

The purposes of the Audit Committee are:

A.  to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

B.  to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

C.  to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

D.  to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;

E.  to act as a liaison between the Fund's independent auditors and the full Board;

F.  to prepare the disclosure regarding the audit committee as required by Item 407(d) of Regulation S-K to be included in proxy statements relating to the election of trustees; and

G.  to assist Board oversight of the Fund's internal audit function (if any).

The independent auditors for the Fund shall report directly to the Audit Committee.

1  When a trustee serves on multiple boards in the same Fund complex such service will be counted as one Board for the purposes of Section 303A.

III.  Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

A.  to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund's financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

1.  all relationships between the independent auditor and the Fund, including each non-audit service provided to the Fund and the matters set forth in Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence;

2.  any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

3.  the audit firm's internal quality-control procedures.

B.  to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, any of its investment advisers or any entity controlling, controlled by, or under common control with such an investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

C.  to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in B above;

D.  to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring preapproval by the Audit Committee are identified and referred to the Committee in a timely fashion;

E.  to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser(s) or any adviser affiliate that provides ongoing services to the Fund, which services were not preapproved by the Audit Committee, are compatible with maintaining the auditor's independence;

F.  to review the arrangements for and scope of the annual audit and any special audits;

G.  to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

H.  to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting;

I.  to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors' opinion on the Fund's financial statements and to review and discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including any disclosures under "Management's Discussion of Fund Performance";

J.  to resolve disagreements between management and the auditors regarding financial reporting;

K.  to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto;

L.  to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

M.  to establish, or confirm the establishment of, procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

N.  to discuss generally the Fund's earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

O.  to review in a general manner, but not as a committee to assume responsibility for, the Fund's processes with respect to risk assessment and risk management;

P.  to set clear policies relating to the hiring by entities within the Fund's investment company complex2 of employees or former employees of the independent auditors;

Q.  to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

R.  to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

S.  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund, as appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

2  "Investment company complex" includes:

•  the fund and its investment adviser or sponsor;

•  any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

•  any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

An investment adviser, for these purposes, does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser. Sponsor refers to the sponsor of a unit investment trust.

IV.  Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, a member of the Audit Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the trustee reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the trustee is not a member.

V.  Operations of the Audit Committee

A.  The Audit Committee shall meet on a regular basis and at least quarterly and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

B.  Audit Committee members may attend Committee meetings telephonically (although they are encouraged to attend in person), and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

C.  The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

D.  The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, the Fund's internal auditors or other personnel responsible for the Fund's internal audit function (if any) and the Fund's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund related matters.

E.  The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

F.  The Audit Committee may select one of its members to be the chair and may select a vice chair.

G.  A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

H.  The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

I.  The Audit Committee shall evaluate its performance at least annually.

Approved: December 9, 2010

Exhibit B

AVENUE INCOME CREDIT STRATEGIES FUND

NOMINATING COMMITTEE CHARTER

This document constitutes the Charter of the Nominating Committee (the "Committee") of the Board of Trustees of Avenue Income Credit Strategies Fund (the "Fund"). The Committee is established by the Board of Trustees of the Fund (the "Board") to select and nominate persons for election as Trustees of the Fund.

I.  Organization. Only members of the Fund's Board of Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, of the Fund ("Disinterested Trustees") may serve as members of the Committee. The Committee shall be composed of at least three members, and each member shall be appointed by the Board. Members of the Committee shall not receive any compensation from the Fund except for compensation for service as a member of the Board or a committee of the Board.

II.  Meetings

A.  The Committee shall meet only as necessary or appropriate and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means.

B.  The Committee may meet either on its own or in conjunction with Board meetings; members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Fund's governing documents.

C.  The Committee may select one of its members to be the chair and may select a vice chair.

D.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

E.  The Committee shall prepare and retain minutes of its meetings.

III.  Committee Purpose. The purpose of the Committee is to select and nominate persons for election as Trustees of the Fund.

IV.  Identification and Evaluation of Potential Nominees. In identifying and evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Committee shall consider among other factors it may deem relevant:

A.  the contribution which the person can make to the Board, with consideration being given to the person's business and professional experience, education, skills, judgment, and such other factors as the Committee may consider relevant;

B.  the character and integrity of the person;

C.  whether or not the person is a Disinterested Trustee and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

D.  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

E.  whether or not the person is financially literate and/or is a "financial expert" as defined in Item 3 of Form N-CSR;

B-1

F.  whether or not the person serves on boards of, or is otherwise affiliated with, financial service organizations, their related investment company complexes or other public companies;

G.  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of, the Fund;

H.  whether or not the selection and nomination of the person would be consistent with the requirements of any applicable Fund retirement policies; and

I.  whether or not the selection and nomination of the person would contribute to Board diversity, including with respect to differences of viewpoint, professional experience, education, skill and other individual qualities and attributes.

The Committee shall review and consider nominations for the office of Trustee made by management and by Fund shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Trustees deem appropriate.

V.  Duties and Powers. To carry out the purpose specified in Section III above, the Committee shall have the following duties and powers:

A.  if deemed appropriate and necessary, to select, retain and terminate a search firm to assist the Committee in identifying Trustee candidates, including sole authority to approve all such search firm's fees and other retention terms;

B.  to report its activities to the Board as necessary;

C.  after determination by the Committee that a person should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, separately to all the Disinterested Trustees for their consideration; and

D.  to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

VI.  Periodic Review of Board Composition and Committee Structure. The Committee shall periodically review the composition of the Board and the structure of the committees of the Board in light of the current needs of the Board and the Fund, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience.

VII.  Trustee Compensation. At least annually, the Committee shall review and approve compensation for the Trustees.

VIII.  Periodic Review of Charter. The Committee shall review this Charter as it deems necessary or appropriate and recommend any changes to the full Board.

IX.  Amendment and Repeal of Charter. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Disinterested Trustees.

Approved: June 14, 2012

B-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY	AVENUE INCOME CREDIT STRATEGIES FUND
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 11, 2017

This proxy is solicited by the Board of Trustees. The undersigned hereby appoints Ty Oyer and Stephen Atkins, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Shareholders of the Avenue Income Credit Strategies Fund (the “Fund”), to be held on May 11, 2017, at 8:00 a.m., Eastern time, at the offices of Dechert LLP located at 1095 Avenue of the Americas, New York, New York (the “Annual Meeting”), or any adjournments or postponements thereof to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on March 22, 2017. Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement.

The undersigned hereby revokes any prior proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

AVE_28638_031517

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on May 11, 2017.

The Proxy Statement for this meeting is available at:  www.avenuecapital.com/mutualstrategy.aspx

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

This proxy will be voted as specified below. If the proxy is executed, but with respect to the proposal no specification is made, this proxy will be voted in favor of the proposal and in the direction of the above-named proxies as to any other matter that may properly come before the Annual Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal

1.	The election of two Class III Trustees to the Board:
		FOR	WITHHOLD
	01. Joel Tomas Citron	☐	☐

	02. Randolph Takian	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

608999900109999999999

xxxxxxxxxxxxxx	AVE 28638	M xxxxxxxx